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                                                                ARTHUR ANDERSEN

                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                      -----------------------------------------

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-80732 for Hartford Life and Annuity Insurance Company Separate Account Three on Form N-4.

Hartford, Connecticut                                   /s/ Arthur Andersen LLP
November 5, 2001